UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

CSP Inc.

(Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

000-10843	04-2441294
(Commission File Number)	(IRS Employer Identification No.)

175 Cabot Street - Suite 210, Lowell, MA	01854
(Address of principal executive offices)	(Zip Code)

(978) 954-5038

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSPI	Nasdaq Global Market

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At note below at a Special Meeting of the Stockholders of CSP, Inc. (the “Company”), the Company's stockholders approved an amendment to the Company's Articles of Organization, as amended (the "Articles of Organization"), to increase the number of authorized shares of Common Stock from 9,753,900 to 20,000,000 (the "Amendment").

On June 26, 2024, the Company filed an Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts to effect the Amendment, which became effective immediately upon such filing. The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(b)     At the Company’s Special Meeting of Stockholders on June 26, 2024, of the 9,753,900 shares outstanding and entitled to vote, 7,445,555 shares were represented, constituting a quorum. The results for each of the matters submitted to a vote of stockholders at the Special Meeting, as certified by the Inspector of Elections for the Meeting, are as follows:

Proposal No. 1: To approve an amendment to the Company’s Articles of Organization to effect an increase in total number of shares of common stock of the Company from 9,753,900 to 20,000,000 shares (the “Amendment”), which proposal was approved by the requisite vote, with the votes as follows:

Or
For	Against	Abstain
6,219,918	1,217,273	8,364

Proposal No. 2: To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum, which proposal was approved by the requisite vote, with the votes as follows:

Or
For	Against	Abstain
6,332,662	1,101,487	11,406

Item 9.01Financial Statements and Exhibits

(d)Exhibits

3.1	Articles of Amendment to the Articles of Organization of CSP Inc.
104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: June 27, 2024

By: /s/ Gary W. Levine

Gary W. Levine

Chief Financial Officer